UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2013

OCZ TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue, San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Explanatory Note

This current report on Form 8-K/A (this “Amendment”) is being filed solely to amend the current report on Form 8-K filed by OCZ Technology Group, Inc. (“OCZ”) on January 22, 2013 (the “Original Filing”) to include as exhibits under Item 9.01 the First Amendment and the Second Amendment (as defined the Original Filing). No other changes were made to the Original Filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Document

10.1	First Amendment, dated October 12, 2012, to the Credit Agreement, dated May 10, 2012 between OCZ and Wells Fargo Capital Finance.

10.2	Second Amendment, dated January 15, 2013, to the Credit Agreement, dated May 10, 2012 between OCZ and Wells Fargo Capital Finance.*

*	OCZ has requested confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2013	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Rafael Torres
	Name:	Rafael Torres
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	First Amendment, dated October 12, 2012, to the Credit Agreement, dated May 10, 2012 between OCZ and Wells Fargo Capital Finance.

10.2	Second Amendment, dated January 15, 2013, to the Credit Agreement, dated May 10, 2012 between OCZ and Wells Fargo Capital Finance.*

*	OCZ has requested confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission.